Exhibit 99.01

BEFORE THE ARKANSAS PUBLIC SERVICE COMMISSION

IN THE MATTER OF THE APPLICATION	)
OF OKLAHOMA GAS AND ELECTRIC	)
COMPANY FOR AN ORDER OF THE	)
COMMISSION GRANTING PRE-APPROVAL	)	DOCKET NO. 10-109-U
OF DEPLOYMENT OF SMART GRID	)
TECHNOLOGY IN ARKANSAS AND	)
AUTHORIZATION OF A RECOVERY RIDER	)
AND REGULATORY ASSET	)

JOINT MOTION TO APPROVE SETTLEMENT AGREEMENT

Come now the General Staff of the Arkansas Public Service Commission (Staff), Oklahoma Gas and Electric Company (OG&E), and the Consumer Utilities Rate Advocacy Division of the Arkansas Attorney General's Office (AG) and Gerdau Mac Steel, hereinafter collectively referred to as “the Settling Parties” and being all the parties to the above-referenced Docket, and for their Joint Motion to Approve Settlement Agreement (Joint Motion) state as follows:
1.      The Settling Parties have reached agreement on the issues outstanding in Docket No. 10-109-U. This Settlement Agreement (Agreement) is set forth in and attached hereto as JOINT EXHIBIT. By this Joint Motion, the Settling Parties are requesting that the Arkansas Public Service Commission (Commission) approve the Agreement. The Agreement, inter alia, resolves all issues, to effectuate this Agreement.
2.      As support for the Agreement and concurrent with the filing of this Joint Motion, the following witnesses are sponsoring Settlement Agreement Testimonies:
Donald R. Rowlett for OG&E
Diana Brenske for Staff
Shawn McMurray for the AG

Mark Garrett for Gerdau MacSteel
3.           The Settling Parties state that the timing of this filing is consistent with the provisions of Order No. 6 in this Docket which stated that “the Commission will grant the Motion and waive the June 17, 2011 deadline for the filing of a settlement. In order to allow the Commission enough time to review any proposed settlement agreement, the Commission directs that the parties file such agreement and accompanying testimony (or a notice that discussions have not produced a settlement) no later than noon on Wednesday, June 22, 2011. Accordingly, the Joint Motion for Waiver is granted, and the parties are directed to file any ensuing settlement agreement no later than noon on Wednesday, June 22, 2011. The date for the public hearing in this docket shall remain as scheduled by Order No. 4: June 27, 2011.”
4.           The Settling Parties recommend that the current procedural schedule should remain in effect so that the Agreement can be considered at the evidentiary hearing which is set to begin at 9:30 a.m. on Monday, June 27, 2011, in Commission Hearing Room No. 1, Arkansas Public Service Commission Building, 1000 Center Street, Little Rock, Arkansas, for the purpose of considering the merits of the Agreement, taking opening statements, and receiving testimony and public comments.
5.           The Settling Parties request that on or before Friday, June 24, 2011, an order be issued excusing all witnesses from appearing at the evidentiary hearing except those listed in Paragraph No. 2 above, who are supporting the Agreement.
WHEREFORE, the Settling Parties hereby request that the Commission enter an order on or before Friday, June 24, 2011 excusing all witnesses with the exceptions found in Paragraph No. 2 of this Joint Motion, approve the Settlement Agreement attached hereto, and grant them all other necessary and proper relief.
Respectfully submitted,

GENERAL STAFF OF THE ARKANSAS
PUBLIC SERVICE COMMISSION

By:	/s/Fran C. Hickman
Staff Attorney
1000 Center Street
P.O. Box 400
Little Rock, AR 72203-0400
(501) 682-5881

OKLAHOMA GAS & ELECTRIC CO.

By:	/s/Lawrence E. Chisenhall, Jr.
Chisenhall, Nestrud & Julian
2840 Regions Center
400 W. Capitol Avenue
Little Rock, AR 72201
(501) 372-5800

ATTORNEY GENERAL OF ARKANSAS

By:	/s/Emon Mahony
Emon Mahony
Asst. Attorney General
M. Shawn McMurray
Senior Asst. Attorney General
323 Center Street, Suite 200
Little Rock, AR 72201
(501) 682-1053

GERDAU MACSTEEL

By:	/s/Thomas P. Schroedter
Hall, Estill, Hardwick, Gable,
Golden & Nelson, P.C.
320 S. Boston Avenue, Suite 400
Tulsa, OK 74103-3708
(918) 594-0436

CERTIFICATE OF SERVICE

I, Fran C. Hickman, hereby certify that a copy of the foregoing has been served on all parties of record by electronic mail this 22 day of June, 2011.

/s/Fran C. Hickman
Fran C. Hickman

JOINT EXHIBIT

BEFORE THE ARKANSAS PUBLIC SERVICE COMMISSION

IN THE MATTER OF THE APPLICATION	)
OF OKLAHOMA GAS AND ELECTRIC	)
COMPANY FOR AN ORDER OF THE	)
COMMISSION GRANTING PRE-APPROVAL	)	DOCKET NO. 10-109-U
OF DEPLOYMENT OF SMART GRID	)
TECHNOLOGY IN ARKANSAS AND	)
AUTHORIZATION OF A RECOVERY RIDER	)
AND REGULATORY ASSET	)

SETTLEMENT AGREEMENT

Come now the General Staff of the Arkansas Public Service Commission (Staff), Oklahoma Gas and Electric Company (OG&E), the Consumer Utilities Rate Advocacy Division of the Arkansas Attorney General's Office (AG), and Gerdau MacSteel, hereinafter collectively referred to as “the Settling Parties” and being all the parties to the above-referenced Docket, agree to the following terms in settlement of all outstanding issues in the above-referenced Docket.

1.           PROCEDURAL SCHEDULE AND RECORD DEVELOPMENT

  On December 17, 2010, OG&E filed an Application, Direct Testimonies and Exhibits requesting that the Commission issue an Order granting pre-approval of the deployment of Smart Grid technology in its service territory in Arkansas; the authorization of a Smart Grid Rider to recover annual revenue requirement for Smart Grid until a subsequent OG&E rate case when the revenue requirement would be incorporated into base rates; and the creation of two regulatory assets, the first for certain initial Smart Grid operation and maintenance costs and the second for stranded

JOINT EXHIBIT

costs related to the retirement of meters.  OG&E also requested suspension of various periodic and selective meter test schedules during the deployment of Smart Grid.  On March 17, 2011 Gerdau Mac Steel filed its Petition to Intervene which was granted on April 8, 2011.  After conducting extensive discovery, Staff, and the AG, filed Direct Testimony on May 20, 2011.  OG&E filed Rebuttal Testimony on June 3, 2011.  Staff, the AG and Gerdau MacSteel filed Surrebuttal Testimony on June 17, 2011.
The Record has been developed fully as reflected in the filed testimonies and exhibits.  In pursuit of settlement, a complete discussion of the issues outstanding was undertaken among the Settling Parties, each being a strong advocate for its respective position. The result is that the Settling Parties to this Agreement have agreed to settle this case based on Staff’s recommendations advanced in its Direct and Surrebuttal Testimonies and Exhibits, as modified and detailed below.

2.           SMART GRID RECOVERY RIDER (SGR Rider)

The Settling Parties have agreed to adopt Staff’s Direct and Surrebuttal Case with regard to the SGR Rider with two modifications.  The level of Guaranteed Operation & Maintenance (O&M) Reduction offered by the Company will be used to reduce the SGR Rider revenue requirement and the Norman O&M expenses incurred in 2010 will be excluded.  The SGR Rider shall therefore reflect each of the provisions of Staff’s testimonies, modified to reflect the Agreement regarding Guaranteed O&M Reductions and the exclusion of Norman O&M expenses incurred in 2010.  A summary of the provisions of the SGR Rider as set forth in Staff’s Direct and Surrebuttal testimonies, modified to reflect the modifications noted above, is included as Attachment 1.

JOINT EXHIBIT

3.        REPORTING REQUIREMENTS

The Settling Parties agree that the Company will report costs and benefits associated with Smart Grid using the metrics included in Attachment 2 to the Settlement Agreement.  The Company will establish a baseline 2010 System Average Interruption Duration Index (SAIDI) and report that index to the Commission.

4.        REMOTE DISCONNECT

A.           The Company will continue to make two (2) phone calls; the first automated and the second a person to person contact informing the residential customer of an impending involuntary disconnection of service.  If the Company is not able to contact the residential customer by phone, the Company will visit the customer’s premise to notify the customer of the disconnection of service and offer a last opportunity to avoid disconnection.  If no one is at home, the Company will leave a door hanger informing the residential customer of the disconnection of service and how to be reconnected.
B.           The settling parties agree that customers who are subject to involuntary disconnection and receive a premise visit pursuant to paragraph A. above, will be assessed the Reconnection Fee and the Collection Fee pursuant to the Company’s approved tariffs.
C.           The Company will also provide a door hanger to include the Annual Customer guide and an explanation of the Company’s disconnection policy, at the customer’s premise when Smart Meters are deployed.
D.           The settling Parties agree that the Company will continue the premise visit

JOINT EXHIBIT

to residential customers who are subject to involuntary disconnection and have not been contacted by telephone prior to disconnection for a temporary transition period at least until the conclusion of OG&E’s next general rate case.  The Settling Parties agree that the elimination of the required premise visits to customers who are subject to involuntary disconnection and cannot be reached by telephone prior to disconnection shall be evaluated and addressed in OG&E’s next general rate case.  To enable that evaluation, OG&E shall provide an annual report detailing the number of premise visits made pursuant to the provisions of the Agreement, the amounts collected pursuant to the Reconnection Fee and Collection Fee, the cost of conducting the premise visits, and applicable benefits pursuant to the Agreement.
5.           CUSTOMER EDUCATION

A.           The Settling Parties agree that the Company, with input from the Staff, the AG, and the intervenor will develop a Customer Education Plan consistent with the budget included in this case.

6.           CUSTOMER INFORMATION PRIVACY AND SECURITY

A.             The Settling Parties agree that the Company shall file a Customer Privacy and Security Plan in this Docket for review and approval by the Commission.

7.     OTHER ISSUES

A.           The  Settling  Parties  agree  that  a  temporary  waiver  of  Special  Rules Electric, Rule 7.08 B should be granted and the Company shall file a revision to its tariff.
B.           Except as provided in paragraph 4.B. above, the Settling Parties agree that the Reconnection Fee and Collection Fee shall be discontinued on the date the SGR Rider goes into effect.   However, nothing herein precludes the Company from

JOINT EXHIBIT

proposing a new or revised Reconnection Fee or Collection Fee in its next general rate case.
C.           The Settling Parties agree that the Company shall provide a Home Energy Report, free of charge, to customers who participate in demand response programs, but do not have internet access to the Company’s web portal.

8.          COMPLIANCE FILINGS
The Agreement provides that, with input from the Staff, the AG, and the intervenor the Company will file in this docket for Commission review and approval of the following within 90 days of the order issued in this case:
•
SGR  Rider reflecting each of the provisions of Staff’s testimonies, modified to reflect the Agreement regarding Guaranteed O&M reductions and the exclusion of Norman O&M expenses incurred in 2010, as summarized in Attachment 1;

•	a detailed reconciliation of all of the smart grid costs included in Docket No. 10-067-U;
•	a detailed reconciliation of the standard meter revenue requirement included in Docket No. 10-067-U;
•	customer education plan;
•	customer information privacy and security plan;
•	tariff revisions to reflect the waiver of Special Rules Electric Rule 7.08 B and the application of the Reconnection Fee and Collection Fee; and
•	the method for calculating SAIDI and the 2010 benchmark.
The Reporting Requirements identified in Attachment 2 to the Agreement, the

JOINT EXHIBIT

SAIDI calculation, and the report identified in Section 4.D. will be filed annually in this Docket, along with supporting work papers, and will be based on the previous calendar year’s actual data.  The reports will be filed annually at the same time as the SGR Rider.

9.           RIGHTS OF THE SETTLING PARTIES

A.           This Agreement is made upon the explicit understanding that it constitutes a negotiated settlement which is in the public interest.  Nothing herein shall constitute an admission of any claim, defense, rule or interpretation of law, allegation of fact, principle, or method of ratemaking or cost-of-service determination or rate design, or terms or conditions of service, or the application of any rule or interpretation of law, that may underlie, or be perceived to underlie, this Agreement.
B.           This Agreement is expressly contingent upon its approval by the Commission without any modification. The various provisions of the Agreement are interdependent and unseverable. All parties shall cooperate fully in seeking the Commission’s approval of the Agreement.  The parties shall not support any alternative proposal or settlement agreement while this Agreement is pending before the Commission.
C.           Except as to matters specifically agreed to be done or occur in the future, no party shall be precluded from taking any position on the merits of any issue in any subsequent proceeding in any forum.  This Agreement shall not be used or argued as establishing precedent for any methodology or rate treatment in any future proceeding.

JOINT EXHIBIT

D.           In the event the Commission does not accept, adopt, and approve this Agreement in its entirety and without modification, the Settling Parties agree that this Agreement may be declared void and of no effect by any party.  In that event, however, the Settling Parties agree that: (a) no party shall be bound by any of the provisions or agreements hereby contained; (b) all parties shall be deemed to have reserved all their respective rights and remedies in this proceeding; and (c) no party shall introduce this Agreement or any related writings, discussions, negotiations, or other communications of any type in any proceeding.
Respectfully submitted,

GENERAL STAFF OF THE ARKANSAS PUBLIC SERVICE COMMISSION

By:	/s/Fran C. Hickman
Staff Attorney
1000 Center Street
P.O. Box 400
Little Rock, AR 72203-0400
(501) 682-5881
OKLAHOMA GAS & ELECTRIC CO.
By:	/s/Lawrence E. Chisenhall, Jr.
Chisenhall, Nestrud & Julian
2840 Regions Center
400 W. Capitol Avenue
Little Rock, AR 72201
(501) 372-5800
ATTORNEY GENERAL OF ARKANSAS
By:	/s/M. Shawn McMurray
Senior Asst. Attorney General
Emon Mahony
Asst. Attorney General
323 Center Street, Suite 200
Little Rock, AR 72201
(501) 682-1053

JOINT EXHIBIT

GERDAU MACSTEEL

By:	/s/Thomas P. Schroedter
Hall, Estill, Hardwick, Gable,
Golden & Nelson, P.C.
320 S. Boston Avenue, Suite 400
Tulsa, OK 74103-3708
(918) 594-0436

ATTACHMENT 1

DOCKET NO. 10-109-U

STAFF’s SGR RIDER, AS MODIFIED BY THE AGREEMENT

1.           The Rider shall only include historical, prudently incurred incremental costs associated with the deployment of Smart Grid (Davis Direct page 3, lines 15-19)

2.           The Rider shall be based on the used-and-useful principle with no costs included in the revenue requirement and recovered before the cost is incurred and Smart Grid meters are in-service (Davis Direct, page 3, lines 19-21)

3.           The Rider shall include the formula for calculating the annual revenue requirement (Davis Direct page 3, line 21 – page 4, line 2)

4.           The Rider shall remain in effect until new rates are implemented as the result of the planned 2013 rate case (Davis Direct, page 4, lines 6-10)

5.           The regulatory asset for O&M expenses incurred prior to the implementation of the SGR Rider, without carrying charges, shall be approved.  No O&M expense related to the Norman project which was incurred in 2010 should be included.   Any non-incremental costs shall be excluded.  The Rider shall include amortization of this regulatory asset over five years provided the expenditures are properly documented, and subject to audit in the Company’s next general rate case. (Davis Direct page 5, line 11 – page 6, line 2)

6.           The Rider shall reflect the rate of return approved in Docket No. 10-067-U. (Davis Direct page 6, lines 8 –14)

7.           The Rider shall reflect the depreciation rates recommended on page 7 Table 3 of the Direct Testimony of Staff witness Gayle Freier (Davis Direct page 6, lines 15-19)

8.     A regulatory asset for the early retirement of standard meters shall be allowed, without accrual of carrying charges, for the balance in the standard meter account at early retirement. However, the Rider shall not include any amortization or return amounts for standard meters. The Commission reserves until OG&E’s next rate case a final determination of 1) the appropriate amount of the balance in the standard meter account at early retirement and 2) the period for rate recovery, and no amortization or return amounts shall be included in the Rider calculations (Davis Direct page 6, line 19 – page 7, line 2 and Freier Direct page 8, line 14 – page 9, line 2)

9.           The Rider shall reflect that to the extent OG&E seeks to use different depreciation rates than those approved in Docket No. 10-067-U or in this Docket, OG&E is required to file an application for such changes with supporting documentation for Commission review and approval. (Freier Surrebuttal page 2, lines 13-17)

ATTACHMENT 1

10.           The Rider shall be reduced annually by the revenue requirement associated with standard meters as included in the rates in Docket No. 10-067-U upon retirement of  the standard meters and deployment of Smart Grid. (Davis Direct page 7, lines 3-15)

11.           The Rider shall be fully credited for any Smart Grid amounts - expenses, investment, return, etc. - inadvertently included in rates in Docket No. 10-067-U for the full period of their inclusion. (Davis Direct page 7, lines 16-21)

12.           The Rider shall include the level of Guaranteed O&M Reductions offered by the Company to reduce the SGR Rider revenue requirement.

13.           The Rider shall provide that the billing determinants will be the same methodology as used in the determination of the billing determinants for the Company’s Rider ECR. (Davis Direct page 9, lines 8-13)

14.     The Rider shall allocate Smart Grid costs to all of the service levels within the classes such that there will be a separate rate calculated for each service level within each class using an allocator based on Total Distribution Plant less Acct. 360 land and land rights, consistent with the Docket No. 10-067-U compliance cost of service study G-4. (Davis Direct page 10, lines 1-15)

15.           The Rider shall provide for the annual true-up to be accompanied by testimony and workpapers sufficient to fully replicate the calculations of the revised SGR factors. (Davis Direct page 11, lines 5 – 11)

16.           The Rider shall provide the Commission explicitly reserves a finding of value for Smart Grid for ratemaking purposes until a future rate case when base rate recovery is sought. (Davis Direct page 11, lines 15 – 17)15.

17.           The Rider shall provide that all collections under the SGR Rider be subject to refund, with interest, after notice and hearing to determine prudence. (Davis Direct page 11, lines 17 – 19)

ATTACHMENT 2

DOCKET NO. 10-109-U

REPORTING REQUIREMENTS

Metric Section	Metric Category	Key Metric	Definition
Financial Cost/Benefits	AMI Project Costs	Cost to Deploy: Capital vs. total Capital deployment cost	Total capital dollars spent on the AMI deployment program inception to date vs. total AMI program capital budget as a dollar amount and as a ratio by project
Financial Cost/Benefits	AMI Project Costs	Cost to Deploy: O&M vs. total O&M deployment cost	Total O&M dollars spent on the AMI deployment program inception to date vs. total AMI project O&M budget as a dollar amount and as a ratio by project
Financial Cost/Benefits	Capital Savings (direct & avoided)	DOE Reimbursement - AMI only	Portion of Department of Energy Smart Grid Investment Grants received and applied to offset cost of AMI and ratio of total grant
Financial Cost/Benefits	Capital Savings (direct & avoided)	Avoided new capital investment in new installations of the older metering systems due to customer growth	Total dollar value of avoided legacy metering capital costs for new customers and new developments
Financial Cost/Benefits	Capital Savings (direct & avoided)	Avoided planned replacement and maintenance costs relating to the older metering system (e.g., mechanical meters, ERT devices, etc)	Total dollar value of avoided replacement costs of current metering equipment
Financial Cost/Benefits	O&M Savings (direct & avoided)	Reduction in manual meter reading costs	Cost reductions due to the elimination of meter reading positions (in-house and contract)
Financial Cost/Benefits	O&M Savings (direct & avoided)	Reduction in meter operations costs (e.g., field visits, meter maintenance, etc)	Meter operations savings due to lower survey meter activities and ERT battery replacement costs
Financial Cost/Benefits	Other Economic Benefits	Reduced Theft of Energy	The number of incidents of theft of energy uncovered and the dollar amount billed for theft of energy
Project Delivery & Execution	Meter Deployment	Total AMI electric meters installed	Total AMI electric meters installed (physically attached to a premise) expressed as total number and percent of total

ATTACHMENT 2

DOCKET NO. 10-109-U

REPORTING REQUIREMENTS

Metric Section	Metric Category	Key Metric	Definition
Project Delivery & Execution	Network Deployment	Total communication network components installed (access points & relays)	Total communication network components installed (access points & relays) expressed as total number and percent of total
Project Delivery & Execution	Meter Billing	Total AMI meters used for billing (activated), communications achieved and used to bill monthly	Total AMI meters used for billing (activated, i.e. communicating with meter to produce customer bill) expressed as total number and percent of total
Operational	Field Visits	Number of avoided truck rolls	Number of avoided truck rolls for meter field inspections. Note: Will include number of deployment truck rolls as a footnote
Operational	Meter Accuracy	AMI Meter Sample Internal Test Results	Percentage of AMI meters that pass internal accuracy testing prior to deployment
Operational	Meter Reading Effectiveness	Percentage of interval reads received	Number of intervals reported / total number of possible intervals to be reported
Communications & Education	Awareness and Understanding	Percent awareness of AMI technology and benefits (survey measurement)	Percent awareness of customers based on survey results; target to be determined after baseline established (with and w/o internet access)
Communications & Education	Awareness and Understanding	Percent understanding of AMI technology and benefits (survey measurement)	Percent understanding of customers based on survey results; target to be determined after baseline established (with and w/o internet access)
Communications & Education	Community Outreach	Number of community outreach events conducted and number of attendees at events	Number of events held to educate customers and Number of customers attending educational events
Communications & Education	Community Outreach	Number of articles that appear in local media	Number of articles that appear in local media as a result of company issued press releases
Communications & Education	Community Outreach	Number of articles in internal newsletter	Number of articles in internal newsletter
Communications & Education	Customer Satisfaction	Number of Meter installation Complaints/Claims	Number of Meter Installation complaints/claims
Communications & Education	Community Outreach	Number of customer organizations contacted	Number of customer organizations contacted
Communications & Education	Customer Satisfaction	Number of customer referrals to energy advisors	Number of transfers to energy advisors for information on AMI deployments

ATTACHMENT 2

DOCKET NO. 10-109-U

REPORTING REQUIREMENTS

Metric Section	Metric Category	Key Metric	Definition
Communications & Education	Customer Outreach	Number of customer communication methods deployed	Number of publications distributed or other communication vehicles deployed by type
Project Delivery & Execution		Number of manual meter reads of accounts with smart meters
Operational		Number of estimated bills on accounts with smart meters
Operational		Number of smart meters requiring repair or replacement